Exhibit (10)(ii)(25)
AMENDMENT TO O & M AGREEMENT
AMENDMENT NO. 4: POST-TERMINATION LIABILITIES
This Agreement is made as of the lst day of June, 2006 among:
CANADIAN OIL SANDS LIMITED,
a body corporate
and
CANADIAN OIL SANDS LIMITED PARTNERSHIP,
 a limited partnership, by its general partner,
CANADIAN OIL SANDS LIMITED, a body corporate
and
CONOCOPHILLIPS OILSANDS PARTNERSHIP II,
 a partnership, by its managing partner,
CONOCOPHILLIPS CANADA RESOURCES CORP, a body corporate
and
IMPERIAL OIL RESOURCES,
 a limited partnership, by its general partners,
IMPERIAL OIL RESOURCES LIMITED, and
IMPERIAL OIL RESOURCES VENTURES LIMITED,
bodies corporate
and
MOCAL ENERGY LIMITED,
 a body corporate
and
MURPHY OIL COMPANY LTD.,
a body corporate

and
NEXEN OIL SANDS PARTNERSHIP,
a partnership, by its managing partner,
NEXEN INC.,
a body corporate
and
PETRO-CANADA OIL AND GAS,
a partnership, by its general partner,
PETRO-CANADA,
a body corporate
and
SYNCRUDE CANADA LTD.,
a body corporate
BACKGROUND
A. The Parties to this Agreement are the original Parties to the Syncrude Project Ownership and Management Agreement dated February 4, 1975 (the “O & M Agreement”) or are the successors or assigns of those original Parties.
B. The O & M Agreement was amended by agreements, in writing, dated March 10, 1982, September 16, 1994, and January 1, 2001.
C. The Parties wish to further amend the O & M Agreement to clarify their intention with respect to post-termination liabilities.
AGREEMENTS
For valuable consideration, the receipt of which each Party acknowledges, the Parties agree as follows;
PART 1
GENERAL PROVISIONS
1.1	Defined Terms. Unless there is something inconsistent in the subject matter or context, capitalized expressions not specifically defined in this Agreement have the meaning ascribed to them in the O & M Agreement, as amended by this Agreement and prior agreements.

1.2	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of Alberta and will be treated in all respects as an Alberta contract. In the event of any legal action among any of the Parties in respect of this Agreement, such Parties acknowledge and agree that the Court of Queen’s Bench of Alberta, or its successor, will have exclusive jurisdiction of the matter and that each Party will be subject to the jurisdiction of that court.

1.3	Enurement. This Agreement will enure to the benefit of and be binding on the Parties and their respective successors and assigns.

1.4	Execution in Counterparts. This Agreement may be executed in any number of counterparts. Each executed counterpart will be considered to be an original, and all executed counterparts taken together will constitute one and the same agreement.

1.5	Further Acts. The Parties will execute and deliver all appropriate supplemental agreements and other instruments, and take any other action necessary, to fully implement this Agreement and to make this Agreement legally effective and enforceable among them.

1.6	Amendment of O & M Agreement. The O & M Agreement, as amended by this Agreement and prior agreements, is ratified and confirmed and will continue in full force and effect, as so amended. Without restricting the generality of the preceding sentence, it is agreed that any obligations, rights and remedies that as of the effective date of this Agreement have arisen and remain outstanding under the O & M Agreement will continue in force without interruption, removal, impairment, abatement or prejudice, subject only to the amendments effected by this Agreement.

1.7	Conformed Agreement. For convenience of reference, a conformed version of the O & M Agreement may be prepared that incorporates the amendments effected by this Agreement and any past amendments and revisions to the O & M Agreement. However, in the event of a conflict between such a conformed version and the O & M Agreement, as amended by this Agreement and prior agreements, the latter will prevail.
PART 2
AMENDMENT AND CLARIFICATION OF SPECIFIC PROVISIONS
OF O & M AGREEMENT
2.1	Clause 504. ARTICLE 5 — EFFECTIVE DATE AND TERM, is amended by adding the following provision after Clause 503:
“504. The Participants, in accordance with their respective Shares, confirm that they are responsible and shall be liable for any and all liabilities or obligations of the Operator to its employees or former employees in connection with the Operations, including, without limitation, pension and other post employment benefits payable after:
(a)	termination of the Syncrude Project; or

(b)	the removal of the Operator where such liabilities and obligations are not assumed by another operator of the Syncrude Project, another Party or a third party.
This provision will survive the termination of this Agreement,”
2.2	Clause 802. Clause 802, Sharing of Costs and Expenditures, is amended by adding the following after the word “Operations”:
“, including, without limitation, any amounts that are payable under Clause 504,”
such that clause 802 reads as follows:
“All Associated Costs of the Syncrude Project and all costs and expenditures incurred in connection with the Operations, including, without limitation, any amounts that are payable under Clause 504, shall be borne and paid for by the Participants in proportion to their respective Shares.”
TO EVIDENCE THEIR AGREEMENT, each Party has caused this Agreement to be executed on its behalf.

CANADIAN OIL SANDS LIMITED

Per:	[SIGNATURE]

Per:	[SIGNATURE]

CANADIAN OIL SANDS LIMITED PARTNERSHIP by its general partner, CANADIAN OIL SANDS LIMITED

Per:	[SIGNATURE]

Per:	[SIGNATURE]

CONOCOPHILLIPS OILSANDS PARTNERSHIP II by its managing partner, CONOCOPHILLIPS CANADA RESOURCES CORP

Per:	[SIGNATURE]

IMPERIAL OIL RESOURCES by its general partners,

IMPERIAL OIL RESOURCES LIMITED

Per:	[SIGNATURE]

IMPERIAL OIL RESOURCES VENTURES LIMITED

Per:	[SIGNATURE]

MOCAL ENERGY LIMITED

Per:	[SIGNATURE]

MURPHY OIL COMPANY LTD.

Per:	[SIGNATURE]

NEXEN OIL SANDS PARTNERSHIP, a partnership, by its managing partner, NEXEN INC.

Per:	[SIGNATURE]

PETRO-CANADA OIL AND GAS by its principal partner, PETRO-CANADA

Per:	[SIGNATURE]

Per:	[SIGNATURE]

SYNCRUDE CANADA LTD.

Per:	[SIGNATURE]

Per:	[SIGNATURE]